Exhibit 10.34

                              TERMINATION AGREEMENT
                              ---------------------

      THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of December 12, 2005, by and among SPEECHSWITCH, INC., a New Jersey corporation (the "Company"), DAVID GONZALEZ, ESQ. (the "Escrow Agent") and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:
                                    ---------

      WHEREAS, the Company, the Escrow Agent and the Investor entered into a Standby Equity Distribution Agreement (the "SEDA") and an Escrow Agreement each dated August 31, 2005 (the "Escrow Agreement").

      NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Escrow Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Termination. Each of the parties to this Agreement hereby terminate the Escrow Agreement and the respective rights and obligations contained therein and any rights and obligations with respect to escrow arrangements provided for in the SEDA. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Escrow Agreement or the escrow arrangements (including fees) provided for in the SEDA.


      IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

SPEECHSWITCH, INC.                       CORNELL CAPITAL PARTNERS, LP

By: /s/ Bruce Knef                       By: Yorkville Advisors, LLC
   ------------------------               Its: General Partner
Name:  Bruce Knef
Title: CEO
                                         By: /s/ Mark A. Angelo
                                            ---------------------------------
                                         Name:  Mark A. Angelo
                                         Title: Portfolio Manager

                                         ESCROW AGENT



                                         By: /s/ David Gonzalez, Esq.
                                            --------------------------------
                                         Name: David Gonzalez, Esq.